UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 31, 2005
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-7275                                           47-0248710
(Commission File Number)                      (IRS Employer Identification No.)

        One ConAgra Drive
            Omaha, NE                                     68102
(Address of Principal Executive Offices)                (Zip Code)

                                 (402) 595-4000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     ConAgra Foods announced today the election of Gary M. Rodkin to the position of President and Chief Executive Officer of the company beginning October 1, 2005. Mr. Rodkin was also named to the ConAgra Foods Board of Directors effective October 1. Mr. Rodkin succeeds Bruce Rohde, the current President and Chief Executive Officer.

     The board of directors of ConAgra Foods has elected Steven F. Goldstone to serve as non-executive Chairman of the Board beginning on October 1. He succeeds Mr. Rohde, the current Chairman of the Board. A press release announcing these matters is included as Exhibit 99.1 and is incorporated herein by reference.

     Mr. Rodkin, age 53, served as an executive of PepsiCo, Inc. from 1998 to 2005. From February 2003 to March 2005 he was Chairman and Chief Executive Officer of PepsiCo Beverages and Foods North America. Mr. Rodkin became
President and Chief Executive Officer of PepsiCo Beverages and Foods North America in 2002. He served as President and Chief Executive Officer of
Pepsi-Cola North America from 1999 to 2002. Mr. Rodkin was President of Tropicana North America from 1995 to 1998, and became President and Chief Executive Officer of Tropicana when PepsiCo acquired it in 1998. Before joining Tropicana in 1995, Mr. Rodkin held positions of increasing responsibility at General Mills, Inc. from 1979 to 1995. Mr. Rodkin received a bachelor's degree in economics from Rutgers College and an MBA from Harvard Business School.

     The Employment Agreement, Stock Option Agreement and Agreement between ConAgra Foods and Mr. Rodkin, each dated August 31, 2005, are included as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference. A brief summary of the material terms of Mr. Rodkin's employment agreements are set forth on Exhibit 99.2 attached hereto and incorporated by this reference.

Item 5.02. Departure of Directors or Principal Officers:  Election of Directors;
           Appointment of Principal Officers.

     (b), (c) and (d). The disclosures set forth above under Item 1.01 are incorporated by reference to each of these items of Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

Exhibit           Description

99.1     Press Release dated August 31, 2005

99.2     Summary of Employment Terms

10.1 Employment Agreement between ConAgra Foods and Gary M. Rodkin dated August 31, 2005

10.2 Stock Option Agreement between ConAgra Foods and Gary M. Rodkin dated August 31, 2005

10.3     Agreement between ConAgra Foods and Gary M. Rodkin dated August 31,
         2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CONAGRA FOODS, INC.


Date:  August 31, 2005                By:     /s/ Owen C. Johnson
                                          --------------------------------------
                                          Name:   Owen C. Johnson
                                          Title:  Executive Vice President,
                                                  Organization & Administration
                                                   and Corporate Secretary

                                  EXHIBIT INDEX


Exhibit                    Description


99.1  Press release dated Augus 31, 2005................................

99.2  Summary of Employment Terms.......................................

10.1  Employment Agreement between ConAgra Foods and Gary M. Rodkin dated August 31, 2005 ............................................

10.2  Stock Option Agreement between ConAgra Foods and Gary M. Rodkin dated August 31, 2005 ............................................

10.3  Agreement between ConAgra Foods and Gary M. Rodkin dated
      August 31, 2005...................................................